CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of investments (unaudited)	February 29, 2024

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
COMMON STOCKS - 99.1%
COMMUNICATION SERVICES - 10.1%
Entertainment - 3.9%
Netflix Inc.	712,000	$429,279,040	*

Interactive Media & Services - 6.2%
Meta Platforms Inc., Class A Shares	1,407,498	689,856,995

TOTAL COMMUNICATION SERVICES		1,119,136,035

CONSUMER DISCRETIONARY - 10.7%
Automobile Components - 0.8%
Aptiv PLC	1,121,726	89,165,999	*

Automobiles - 0.6%
Tesla Inc.	340,100	68,659,388	*

Broadline Retail - 8.0%
Amazon.com Inc.	5,050,180	892,669,817	*

Textiles, Apparel & Luxury Goods - 1.3%
NIKE Inc., Class B Shares	1,388,900	144,348,377

TOTAL CONSUMER DISCRETIONARY		1,194,843,581

CONSUMER STAPLES - 4.4%
Beverages - 1.6%
Monster Beverage Corp.	2,952,638	174,500,906	*

Consumer Staples Distribution & Retail - 1.6%
Target Corp.	1,146,900	175,383,948

Personal Care Products - 1.2%
Estee Lauder Cos. Inc., Class A Shares	943,500	140,185,230

TOTAL CONSUMER STAPLES		490,070,084

FINANCIALS - 9.5%
Capital Markets - 2.3%
Intercontinental Exchange Inc.	544,500	75,369,690
S&P Global Inc.	427,537	183,148,300

Total Capital Markets		258,517,990

Financial Services - 5.8%
PayPal Holdings Inc.	1,963,888	118,501,002	*
Visa Inc., Class A Shares	1,847,924	522,297,239

Total Financial Services		640,798,241

Insurance - 1.4%
Marsh & McLennan Cos. Inc.	790,800	159,955,116

TOTAL FINANCIALS		1,059,271,347

HEALTH CARE - 14.1%
Health Care Equipment & Supplies - 5.6%
Alcon Inc.	2,073,363	175,302,842

See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2024 Quarterly Report	1

CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2024

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
Health Care Equipment & Supplies - (continued)
Intuitive Surgical Inc.	640,303	$246,900,837	*
Stryker Corp.	584,400	203,996,508

Total Health Care Equipment & Supplies		626,200,187

Health Care Providers & Services - 2.7%
UnitedHealth Group Inc.	616,969	304,535,898

Life Sciences Tools & Services - 2.6%
Thermo Fisher Scientific Inc.	500,683	285,479,433

Pharmaceuticals - 3.2%
Eli Lilly & Co.	246,200	185,556,016
Zoetis Inc.	874,666	173,472,508

Total Pharmaceuticals		359,028,524

TOTAL HEALTH CARE		1,575,244,042

INDUSTRIALS - 11.0%
Aerospace & Defense - 1.4%
RTX Corp.	1,729,045	155,043,465

Air Freight & Logistics - 0.9%
United Parcel Service Inc., Class B Shares	689,749	102,262,187

Electrical Equipment - 2.4%
Eaton Corp. PLC	935,609	270,391,001

Ground Transportation - 3.7%
Uber Technologies Inc.	3,122,551	248,242,805	*
Union Pacific Corp.	643,500	163,249,515

Total Ground Transportation		411,492,320

Trading Companies & Distributors - 2.6%
W.W. Grainger Inc.	291,781	284,037,132

TOTAL INDUSTRIALS		1,223,226,105

INFORMATION TECHNOLOGY - 34.9%
Semiconductors & Semiconductor Equipment - 11.2%
ASML Holding NV, Registered Shares	240,997	229,352,025
Intel Corp.	2,606,900	112,227,045
NVIDIA Corp.	1,152,176	911,509,477

Total Semiconductors & Semiconductor Equipment		1,253,088,547

Software - 19.7%
Adobe Inc.	422,376	236,648,825	*
Atlassian Corp., Class A Shares	631,813	131,050,652	*
Intuit Inc.	242,300	160,618,247
Microsoft Corp.	2,246,362	929,185,178
Palo Alto Networks Inc.	903,134	280,468,264	*

See Notes to Schedule of Investments.

2	ClearBridge Large Cap Growth Fund 2024 Quarterly Report

CLEARBRIDGE LARGE CAP GROWTH FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2024

(Percentages shown based on Fund net assets)

SECURITY		SHARES	VALUE
Software - (continued)
Salesforce Inc.		882,991	$272,685,280	*
Workday Inc., Class A Shares		627,280	184,834,325	*

Total Software			2,195,490,771

Technology Hardware, Storage & Peripherals - 4.0%
Apple Inc.		2,445,977	442,110,343

TOTAL INFORMATION TECHNOLOGY			3,890,689,661

MATERIALS - 1.9%
Chemicals - 1.9%
Sherwin-Williams Co.		634,700	210,739,441

REAL ESTATE - 1.6%
Specialized REITs - 1.6%
Equinix Inc.		204,758	181,993,005

UTILITIES - 0.9%
Electric Utilities - 0.9%
NextEra Energy Inc.		1,729,200	95,434,548

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $4,751,482,139)			11,040,647,849

	RATE
SHORT-TERM INVESTMENTS - 0.7%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	5.167%	41,574,463	41,574,463	(a)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	5.259%	41,574,462	41,574,462	(a)(b)

TOTAL SHORT-TERM INVESTMENTS (Cost - $83,148,925)			83,148,925

TOTAL INVESTMENTS - 99.8% (Cost - $4,834,631,064)			11,123,796,774
Other Assets in Excess of Liabilities - 0.2%			20,313,850

TOTAL NET ASSETS - 100.0%			$11,144,110,624

*	Non-income producing security.

(a)	Rate shown is one-day yield as of the end of the reporting period.

(b)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At February 29, 2024, the total market value of investments in Affiliated Companies was $41,574,462 and the cost was $41,574,462 (Note 2).

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2024 Quarterly Report	3

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Large Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

4	ClearBridge Large Cap Growth Fund 2024 Quarterly Report

Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Large Cap Growth Fund 2024 Quarterly Report	5

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$11,040,647,849	—	—	$11,040,647,849
Short-Term Investments†	83,148,925	—	—	83,148,925

Total Investments	$11,123,796,774	—	—	$11,123,796,774

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended February 29, 2024. The following transactions were effected in such company for the period ended February 29, 2024.

	Affiliate
	Value at	Purchased		Sold
	November 30,
	2023	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$63,143,775	$163,445,935	163,445,935	$185,015,248	185,015,248

			Net Increase
			(Decrease) in	Affiliate
			Unrealized	Value at
	Realized	Dividend	Appreciation	February 29,
(cont’d)	Gain (Loss)	Income	(Depreciation)	2024
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$651,935	—	$41,574,462

6	ClearBridge Large Cap Growth Fund 2024 Quarterly Report